                                                                   Exhibit 10.14

                                                     AFTER RECORDING RETURN TO:
                                                     Steven K. Bender, Esquire
                                                     Long Aldridge & Norman, LLP
                                                     Suite 5300
                                                     303 Peachtree Street
                                                     Atlanta, Georgia   30308
                                                     (404) 527-4640


                       ACCESS AND UTILITY EASEMENT AGREEMENT

         This ACCESS AND UTILITY EASEMENT AGREEMENT ("Agreement") is made and entered into this 10th day of November, 1999, by TENASKA, INC., a Delaware corporation ("Grantor") and TENASKA GEORGIA PARTNERS, L.P., a Delaware limited partnership ("Grantee") (the words "Grantor" and "Grantee" to include their respective successors, successors-in-title and assigns where the context requires or permits).

         FOR AND IN CONSIDERATION of the payment of $10.00 in hand paid by Grantee to Grantor at or before the sealing and delivery of these presents, in consideration of the mutual agreements set forth below, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Grantor and Grantee hereby agree as follows:

         1. ACCESS EASEMENT. Grantor does hereby grant, bargain, sell, alien, convey and confirm unto Grantee, its successors, successors-in-title and assigns, a perpetual non-exclusive access easement to use an eighty foot (80') wide strip of land (said eighty foot [80'] strip of land being hereinafter referred to as the "Easement Area") across those certain tracts or parcels of land identified and described in EXHIBIT "A" attached hereto and made a part hereof (hereinafter referred to as the "Grantor Property") for all forms of pedestrian and vehicular traffic, including, without limitation, truck traffic and construction traffic, on, over, through and across the Easement Area. Grantor agrees that Grantee shall have the sole and absolute discretion to select and determine the location of the Easement Area across the Grantor Property, subject to the terms expressly set forth in Paragraph 2 below. The foregoing easement includes the right of Grantee, its successors, successors-in-title and assigns, from time to time, to construct, improve, maintain, repair and replace, a roadway, gutters, culverts, drainage pipe, curb-cuts, and other roadway improvements (collectively the "Roadway Facilities") in the Easement Area to facilitate use of the Easement Area for access to and from George Brown Road and the western boundary line of the Grantor Property.

         2. DETERMINATION AND SURVEY OF EASEMENT AREA. The Easement Area shall be eighty feet (80') wide along its entire length and shall run from the southern boundary of the George Brown Road right-of-way, on the northern boundary line of the Grantor Property, to the western boundary line of the Grantor Property. On or before December 31, 2001, Grantee shall determine the location of the Easement Area and at Grantee's sole cost, have an ALTA/ACSM survey of the eighty foot (80') wide Easement Area prepared by a Georgia Registered Land Surveyor, meeting the requirements of this Agreement. A copy of such survey shall be delivered by Grantee to Grantor. Grantor and Grantee agree to execute and deliver on or before December 31, 2001, an amendment to this Easement Agreement, in recordable form, for purposes of (i) identifying and describing the location of the Easement Area by a metes and bounds legal description based upon such survey of the eighty foot (80') wide Easement Area obtained by Grantee, and (b) limiting the easement rights granted to Grantee hereunder to the eighty foot (80') wide Easement Area designated by Grantee in such new survey, which Easement Area shall be subject to Grantor's and its successor's rights to relocate the Easement Area pursuant to the terms of Paragraph 5 below.

         3. UTILITY EASEMENT. Grantor does hereby grant, bargain, sell, alien, convey and confirm unto Grantee, its successors, successors-in-title and assigns, a perpetual non-exclusive utility easement on, over, through, across, and under the same eighty foot (80') wide Easement Area designated by Grantee pursuant to Paragraphs 1 and 2 above for purposes of installing, operating, using, repairing, maintaining, replacing and removing any utility lines, wires, cables, pipes, and any and all equipment and utility facilities related to such lines, wires, cables or pipes, (collectively the "Utility Facilities"), including, without limitation, electric, gas, sewer, telephone, communications, cable and water utility lines and pipes.

         4. INDEMNIFICATION. Grantee for itself, and its successors, successors-in-title, grantees and assigns, hereby agrees to indemnify, defend and hold harmless Grantor, and its successors, successors-in-title, grantees and assigns, from any and all claims, demands, liabilities, losses, liens, suits, civil actions, judgements, costs, expenses (including reasonable attorneys' fees) and damages, of any kind or nature, (hereinafter collectively referred to as a "Claim") suffered or incurred by Grantor in connection with Grantee, its successors, successors-in-title, grantees or assigns, or any of their respective agents, employees, servants, contractors, subcontractors, tenants, subtenants, licensees, invitees, lenders or other parties holding a collateral interest in the Power Plant Property (as hereinafter defined), using the Easement Area, or making use of any of the easements, rights, privileges granted hereunder, except to the extent any Claim was caused by the negligence or willful misconduct of Grantor, its successors, successors-in-title, grantees or assigns, or any of their respective agents, employees, servants, contractors, subcontractors, tenants, subtenants, licensees, invitees, lenders or parties holding a collateral interest in the Easement Area.

         Grantor for itself, and its successors, successors-in-title, grantees and assigns, hereby agrees to indemnify, defend and hold harmless Grantee, and its successors, successors-in-title, grantees and assigns, from any and all Claims suffered or incurred by Grantee in connection with Grantor, its successors, successors-in-title, grantees or assigns, or any of their respective agents, employees, servants, contractors, subcontractors, tenants, subtenants, licensees, invitees, lenders or other parties holding a collateral interest in the Grantor Property, using the Easement Area in violation of this Agreement, except to the extent any Claim was caused by the negligence or willful misconduct of Grantee, its successors, successors-in-title, grantees or assigns, or any of their respective agents, employees, servants, contractors, subcontractors, tenants, subtenants, licensees, invitees, lenders or parties holding a collateral interest in the Power Plant Property.

         5. GRANTOR'S RIGHT TO RELOCATE EASEMENT AREA. Notwithstanding any other provisions of this Agreement, Grantor or any successor-in-title to any real property burdened by the easement granted herein may from time to time remove such easement and the Easement Area from such parcel (or any subsequently burdened parcel) and relocate such easement, the Easement Area and any Roadway Facilities and Utility Facilities installed therein to another location capable of handling the turning radius needed for semi-tractor trailer traffic and construction traffic (a) by providing, at the sole expense of Grantor or any successor-in-title, an alternative easement and Easement Area extending from the southern boundary of the George Brown Road right-of-way, on the northern boundary line of the Grantor Property, to the location on the western boundary line of the Grantor Property originally selected by Grantee for the Easement Area, the width of said parcel and the easement rights thereto to be the same as those specified in Paragraphs 1 and 2 above, and (b) by relocating, at the sole expense of Grantee or its successor-in-title the Roadway Facilities and Utility Facilities, if then installed, so as to be located within the new easement parcel, so long as such relocation does not materially interrupt roadway and utility access to and from the Power Plant Property, the relocation will not cause Grantee any increased maintenance expenses for the Roadway Facilities or Utility Facilities, the capacity of the Roadway Facilities and Utility Facilities will not be reduced, and the newly installed Roadway Facilities and Utility Facilities will be in compliance with all applicable local, state and federal statutes, rules, regulations, ordinances, codes, orders, permits and other applicable law. The relocation of the easement granted herein shall be documented by an amendment to this Agreement executed by Grantor or its successor-in-title to the Easement Area or any parcel subsequently burdened by the easement granted herein and by Grantee or its successor-in-title to the Power Plant Property, provided that the requirements for the relocation of the easement, Easement Area, Roadway Facilities and Utility Facilities set forth herein are satisfied. Grantor shall, at Grantor's sole cost, have an ALTA/ACSM survey of the new relocated eighty foot (80') wide Easement Area prepared by a Georgia Registered Land Surveyor, meeting the requirements of this Agreement. A copy of such survey shall be delivered by Grantor to Grantee. The amendment to this Agreement shall be in recordable form and shall identify and describe the location of the new relocated Easement Area by a metes and bounds legal description based upon such new survey obtained by Grantor. The execution of any such amendment will not be unreasonably withheld, conditioned or delayed by the parties hereto.

         6. ADDITIONAL PROVISIONS. The easements granted under this Agreement include the right of Grantee to cut away and keep clear, remove and dispose of all trees, shrubs or other vegetation that interfere with the construction, improvement, maintenance, repair, replacement, operation or use of the Roadway Facilities or Utility Facilities, without any further compensation to Grantor. All Roadway Facilities and Utility Facilities installed by Grantee in the Easement Area shall be constructed in a good and workmanlike manner, in compliance with all applicable local, state and federal statutes, rules, regulations, ordinances, codes, orders, permits and other applicable law, and Grantee shall leave the Easement Area clean and free of debris. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Georgia. The easements set forth in this Agreement shall be for the use, benefit and enjoyment of Grantee, its designated successors, successors-in-title (including, without limitation The Development Authority of Heard County ["DAHC"] as successor-in-title to the property of Grantee identified and described in Exhibit "B" attached hereto and made a part hereof [hereinafter referred to as the "Power Plant Property"]), grantees and assigns, and their respective agents, employees, servants, tenants (including, without limitation, Tenaska Georgia Partners, L.P. as a tenant leasing the Power Plant Property from DAHC), subtenants, licensees, permitees, invitees, contractors, subcontractors, lenders and any other party holding a collateral interest in the Power Plant Property. This Agreement and the easements, rights, and privileges created hereby shall be binding upon and inure to the benefit of Grantee and Grantor and their respective designated (to the extent necessary under the last two sentences of this paragraph) successors, successors-in-title (including, without limitation the DAHC as successor-in-title to the Power Plant Property), grantees, assignees, and their respective tenants (including, without limitation, Tenaska Georgia Partners, L.P. as a tenant leasing the Power Plant Property from DAHC), subtenants, licensees, permitees, lenders and any other party holding a collateral interest in the Power Plant Property. All of the easements, rights and privileges, set forth herein shall touch, concern, burden and run with the title to the Grantor Property until the date Grantor and Grantee publicly record an amendment to this Agreement designating the location of the Easement Area pursuant to Paragraphs 1 and 2 above; and thereafter shall only touch, concern, burden and run with the title to the eighty foot (80') wide Easement Area, as the servient tenement, and shall be appurtenant to, touch, concern and run with the title to any lands now or hereafter owned by Grantee, its designated successors, successors-in-title (including, without limitation the DAHC as successor-in-title to the Power Plant Property), grantees and assigns, in Land Lots 206, 207, 236 and/or 237 of the 3rd Land District, Heard County, Georgia, including, without limitation, the Power Plant Property, collectively the dominant tenement. Any conveyance of said dominant tenement, or any part thereof, to any lender or any other party holding a collateral interest in the Power Plant Property (whether by foreclosure, deed in lieu of foreclosure or otherwise) shall also convey the rights, privileges, duties and obligations contained in this Agreement, regardless of whether or not specific mention is made of this Agreement and regardless of whether or not a specific conveyance is made of, or subject to, the easements, rights, privileges, duties and obligations contained herein. Any conveyance of said dominant tenement, or any part thereof, to any person or entity, other than a lender or a party holding a collateral interest in the Power Plant Property, shall only convey the rights, privileges, duties and obligations contained in this Agreement if specific mention is made of this Agreement or if a specific conveyance is made of, or subject to, the easements, rights, privileges, duties and obligations contained herein.

         The rights, privileges, and easements of Grantor to use the Easement Area are subject to the rights, privileges, and easements of Grantee hereunder. Any use by Grantor of the Easement Area shall not conflict, interfere, hamper or deny in any fashion Grantee's exercise of the rights, privileges, and easements granted to Grantee hereunder. Grantor expressly reserves unto itself, its successors, successors-in-title and assigns, any and all rights, privileges and uses which are not inconsistent with or would not conflict, interfere, hamper or deny in any fashion Grantee's exercise of the rights, privileges, and easements granted to Grantee hereunder

         TO HAVE AND TO HOLD the rights, privileges and easements described above unto Grantee, its successors, successors-in-title and assigns, subject to all matters of record in the Heard County, Georgia records.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

                                           GRANTOR:

Signed, sealed and delivered in the
the presence of:                           TENASKA, INC., a Delaware corporation

/S/
--------------------------
Unofficial Witness

                                           BY: /S/                        (SEAL)
                                          -----------------------------
                                           Print Name: Paul G. Smith

/S/                                        Title: Vice President
--------------------------
Notary Public

My Commission Expires:

                                                             [CORPORATE SEAL]

[NOTARY SEAL]



                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                     GRANTEE

Signed, sealed and delivered in the
the presence of:                       TENASKA GEORGIA PARTNERS, L.P., a
                                       Delaware limited partnership

/S/                                    By: Tenaska Georgia, Inc., a Delaware
---------------------------                 corporation, its General Partner
Unofficial Witness

 /S/
---------------------------
Notary Public                               By:/S/                        (SEAL)
My Commission Expires:                         ---------------------------------
                      ------                Print Name: Michael F. Lawler

[NOTARY SEAL]                               Title:Vice President of Finance &
                                                   Treasuer

                                                                [CORPORATE SEAL]

                                   EXHIBIT "A"

                               LEGAL DESCRIPTIONS

TRACT A-2

     ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOTS 236 & 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND, SAID POINT BEING THE POINT OF BEGINNING FOR THE HEREIN DESCRIBED PARCEL OF LAND.

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

         THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

         THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to an 1" PIPE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to an POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE along the centerline of Hilly Mill Creek to the Northwest, more or less, North 60 degrees 42 minutes 09 seconds West for a distance of 97.17 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE South 21 degrees 03 minutes 44 seconds West for a distance of
136.80 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
223.86 feet to a POINT AT THE CENTERLINE OF A GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH);

         THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
36.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 46 degrees 21 minutes 20 seconds West for a distance of
61.64 feet to a POINT ON THE WESTERLY LIMIT OF A GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH);

         THENCE along said westerly limit of a Georgia Power Company Right of Way North 05 degrees 00 minutes 38 seconds West for a distance of 210.06 feet to a 2 INCH REBAR SET AT THE NORTHERLY LIMITS OF THE WETLANDS OF HILLY MILL CREEK;

         THENCE along said westerly limit of a Georgia Power Company Right of Way North 05 degrees 00 minutes 38 seconds West for a distance of 1963.86 feet to a 2 INCH REBAR SET;

         THENCE South 88 degrees 37 minutes 10 seconds East for a distance of
252.91 feet to a 12 INCH WOOD POST;

         THENCE North 72 degrees 48 minutes 00 seconds East for a distance of
405.46 feet to the POINT OF BEGINNING.

     Said property contains 27.41 acres, more or less, and is that same tract or parcel of land shown as Tract A2 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999.

TRACT E-2

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND, SAID POINT BEING THE POINT OF BEGINNING FOR THE HEREIN DESCRIBED PARCEL OF LAND.

         THENCE South 72 degrees 48 minutes 00 seconds East for a distance of
405.46 feet to a point;

         THENCE North 88 degrees 37 minutes 10 seconds West for a distance of
252.91 feet to a1/2 inch rebar set on the westerly line of a Georgia Power Company Easement (150 foot width);

         THENCE North 05 degrees 00 minutes 38 seconds West for a distance of
456.22 feet to a point on said westerly line of a Georgia Power Company Easement and on the southerly right of way line of George Brown Road;

         THENCE along said right of way line in an easterly direction, along a curve to the right having a radius of 668.28 feet and an arc length of 237.56 feet and being subtended by a chord bearing South 71 degrees 01 minutes 39 seconds East for a distance of 236.31 feet to a point;

         THENCE South 60 degrees 47 minutes 40 seconds East for a distance of
454.84 feet to a point;

         THENCE along a curve to the left having a radius of 199.33 feet and an arc length of 64.11 feet and being subtended by a chord bearing South 70 degrees 00 minutes 28 seconds East for a distance of 63.83 feet to a 1/2 inch rebar set;

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
20.09 feet to the POINT OF BEGINNING.

         Said property contains 4.13 acres, more or less, and is that same tract or parcel of land shown as Tract E2 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999. more or less.

LESS AND EXCEPT:

     ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, DEEDED FROM TENASKA, INC., A DELAWARE CORPORATION, AND TENASKA GEORGIA, INC., A DELAWARE CORPORATION, AS GRANTORS, TO HEARD COUNTY, AS GRANTEE, PURSUANT TO THAT CERTAIN RURAL POST ROADS RIGHT OF WAY DEED DATED NOVEMBER 10, 1999, FILED FOR RECORD NOVEMBER 10, 1999
AT 4:06 P.M., RECORDED IN DEED BOOK 201, PAGE 628, HEARD COUNTY,
GEORGIA RECORDS.

                                   EXHIBIT "B"

                                LEGAL DESCRIPTION

TRACT A-1

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOTS 236 & 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

        COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

         THENCE South 72 degrees 48 minutes 00 seconds West for a distance of
405.46 feet to a 12 INCH WOOD POST;

        THENCE North 88 degrees 37 minutes 10 seconds West for a distance of
252.91 feet to a INCH REBAR SET ON THE WESTERLY LINE OF A GEORGIA POWER COMPANY RIGHT OF WAY (150 FOOT WIDTH), SAID POINT BEING THE POINT OF BEGINNING FOR THE HEREIN DESCRIBED PARCEL OF LAND.

         THENCE along said westerly line of a Georgia Power Company Right of Way South 05 degrees 00 minutes 38 seconds East for a distance of 2173.92 feet to the CENTERLINE OF HILLY MILL CREEK;

         THENCE along the centerline of Hilly Mill Creek to the Northwest, more or less, North 46 degrees 21 minutes 20 seconds West for a distance of 66.26 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 78 degrees 13 minutes 26 seconds West for a distance of
274.76 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 53 degrees 56 minutes 11 seconds West for a distance of
188.31 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 26 degrees 05 minutes 05 seconds West for a distance of
142.40 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 74 degrees 59 minutes 42 seconds West for a distance of
170.99 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 53 degrees 11 minutes 27 seconds West for a distance of
280.96 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 65 degrees 46 minutes 02 seconds West for a distance of
101.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE South 56 degrees 23 minutes 59 seconds West for a distance of
162.95 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 80 degrees 36 minutes 29 seconds West for a distance of
406.05 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 29 degrees 13 minutes 39 seconds West for a distance of
496.12 feet to a POINT OF INTERSECTION OF HILLY MILL CREEK AND AN UNNAMED CREEK;

          THENCE along the centerline of the unnamed creek to the Northeast, more or less, North 68 degrees 03 minutes 13 seconds East for a distance of
336.28 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 65 degrees 29 minutes 52 seconds East for a distance of
296.07 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 54 degrees 43 minutes 02 seconds East for a distance of
67.68 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 17 degrees 17 minutes 28 seconds East for a distance of
228.26 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 23 degrees 21 minutes 46 seconds East for a distance of
241.49 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 07 degrees 17 minutes 08 seconds East for a distance of
71.42 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 79 degrees 26 minutes 44 seconds East for a distance of
307.88 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 48 degrees 14 minutes 55 seconds East for a distance of
157.63 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 27 degrees 04 minutes 19 seconds East for a distance of
111.97 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 55 degrees 09 minutes 32 seconds East for a distance of
128.35 feet to a POINT IN THE CENTERLINE OF THE CREEK;

           THENCE North 08 degrees 06 minutes 45 seconds East for a distance of
34.61 feet to an IRON PIN SET IN THE CENTERLINE OF THE CREEK;

          THENCE South 88 degrees 37 minutes 10 seconds East for a distance of
212.86 feet to on the Westerly line of a GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH); Said point being the POINT OF BEGINNING.

     Said property contains 46.13, more or less, and is that same tract or parcel of land shown as Tract A2 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised _____________, 1999.


REACCESS & UTILITY EASEMENT